KINDER MORGAN ENERGY PARTNERS, L.P. AND SUBSIDIARIES

EXHIBIT 32.2 – CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Kinder Morgan Energy Partners, L.P. (the “Company”) for the yearly period ending December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 23, 2009	/s/ Kimberly A. Dang
Kimberly A. Dang
Vice President and Chief Financial Officer of Kinder Morgan
Management, LLC, the delegate of Kinder Morgan G.P., Inc.,
the General Partner of Kinder Morgan Energy Partners, L.P.